UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-05742
Name of Fund:
BlackRock FundsSM
BlackRock Advantage Small Cap Growth Fund
Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
50 Hudson Yards, New York, NY 10001
Registrant's telephone number, including area code:
(800) 441-7762
Date of fiscal year end:
09/30/2025
Date of reporting period:
09/30/2025
Item 1 — Reports to Stockholders
(a) The Reports to Shareholders are attached herewith

BlackRock Advantage Small Cap Growth Fund
Institutional Shares | PSGIX
Annual Shareholder Report — September 30, 2025

This annual shareholder report contains important information about BlackRock Advantage Small Cap Growth Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$53	0.50%
How did the Fund perform last year?
  For the reporting period ended September 30, 2025, the Fund's Institutional Shares returned 13.54%.
  For the same period, the Fund’s benchmark, the Russell 3000® Index, returned 17.41% and the Russell 2000® Growth Index returned 13.56%.
What contributed to performance?
Sentiment insights made the strongest contribution to the Fund’s absolute return. Textual data evaluation of broker and analyst commentary effectively positioned the portfolio in sectors such as industrials and information technology, both of which outperformed the broader market. Metrics tracking mobile app usage were an additional contributor. Macroeconomic sentiment insights further contributed by motivating exposure to the financials and materials sectors, both of which delivered solid gains. Fundamental quality data measuring research and development intensity, especially in innovative areas of health care and industrials, also helped results.
What detracted from performance?
Although the Fund produced a gain in the period, certain insights detracted. Traditional valuation metrics that assess companies’ debt levels, free cash flow, and dividends misaligned the portfolio in sectors that underperformed, such as real estate and consumer staples. A cash-flow-based valuation insight also detracted, primarily with respect to positioning in communication services. Thematic insights focused on litigation and business controversies also underperformed, particularly as it related to positioning in the communication services and consumer discretionary sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: October 1, 2015 through September 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Institutional Shares	13.54%	9.05%	10.16%
Russell 3000® Index	17.41	15.74	14.71
Russell 2000® Growth Index	13.56	8.41	9.91
Key Fund statistics
Net Assets	$655,723,139
Number of Portfolio Holdings	607
Net Investment Advisory Fees	$1,841,388
Portfolio Turnover Rate	144%
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of September 30, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	23.5%
Health Care	23.1%
Industrials	21.7%
Consumer Discretionary	10.7%
Financials	8.8%
Materials	3.3%
Communication Services	2.3%
Real Estate	2.1%
Energy	2.0%
Consumer Staples	1.6%
Utilities	0.1%
Short-Term Securities	8.1%
Liabilities in Excess of Other Assets	(7.3)%
Ten largest holdings
Security(b)	Percent of Net Assets
Credo Technology Group Holding Ltd.	1.7%
Bloom Energy Corp., Class A	1.3%
Kratos Defense & Security Solutions, Inc.	1.3%
IonQ, Inc.	1.2%
ExlService Holdings, Inc.	1.2%
Fabrinet	1.0%
Rambus, Inc.	0.9%
Dycom Industries, Inc.	0.8%
Hims & Hers Health, Inc., Class A	0.8%
AeroVironment, Inc.	0.8%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after September 30, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
The Fund’s Board approved a change to the Fund’s 80% investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. This change became effective on January 28, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Small Cap Growth Fund
Institutional Shares | PSGIX
Annual Shareholder Report — September 30, 2025
PSGIX-09/25-AR

BlackRock Advantage Small Cap Growth Fund
Investor A Shares | CSGEX
Annual Shareholder Report — September 30, 2025

This annual shareholder report contains important information about BlackRock Advantage Small Cap Growth Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor A Shares	$80	0.75%
How did the Fund perform last year?
  For the reporting period ended September 30, 2025, the Fund's Investor A Shares returned 13.21%.
  For the same period, the Fund’s benchmark, the Russell 3000® Index, returned 17.41% and the Russell 2000® Growth Index returned 13.56%.
What contributed to performance?
Sentiment insights made the strongest contribution to the Fund’s absolute return. Textual data evaluation of broker and analyst commentary effectively positioned the portfolio in sectors such as industrials and information technology, both of which outperformed the broader market. Metrics tracking mobile app usage were an additional contributor. Macroeconomic sentiment insights further contributed by motivating exposure to the financials and materials sectors, both of which delivered solid gains. Fundamental quality data measuring research and development intensity, especially in innovative areas of health care and industrials, also helped results.
What detracted from performance?
Although the Fund produced a gain in the period, certain insights detracted. Traditional valuation metrics that assess companies’ debt levels, free cash flow, and dividends misaligned the portfolio in sectors that underperformed, such as real estate and consumer staples. A cash-flow-based valuation insight also detracted, primarily with respect to positioning in communication services. Thematic insights focused on litigation and business controversies also underperformed, particularly as it related to positioning in the communication services and consumer discretionary sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: October 1, 2015 through September 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Investor A Shares	13.21%	8.78%	9.87%
Investor A Shares (with sales charge)	7.26	7.61	9.28
Russell 3000® Index	17.41	15.74	14.71
Russell 2000® Growth Index	13.56	8.41	9.91
Key Fund statistics
Net Assets	$655,723,139
Number of Portfolio Holdings	607
Net Investment Advisory Fees	$1,841,388
Portfolio Turnover Rate	144%
Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of September 30, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	23.5%
Health Care	23.1%
Industrials	21.7%
Consumer Discretionary	10.7%
Financials	8.8%
Materials	3.3%
Communication Services	2.3%
Real Estate	2.1%
Energy	2.0%
Consumer Staples	1.6%
Utilities	0.1%
Short-Term Securities	8.1%
Liabilities in Excess of Other Assets	(7.3)%
Ten largest holdings
Security(b)	Percent of Net Assets
Credo Technology Group Holding Ltd.	1.7%
Bloom Energy Corp., Class A	1.3%
Kratos Defense & Security Solutions, Inc.	1.3%
IonQ, Inc.	1.2%
ExlService Holdings, Inc.	1.2%
Fabrinet	1.0%
Rambus, Inc.	0.9%
Dycom Industries, Inc.	0.8%
Hims & Hers Health, Inc., Class A	0.8%
AeroVironment, Inc.	0.8%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after September 30, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
The Fund’s Board approved a change to the Fund’s 80% investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. This change became effective on January 28, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Small Cap Growth Fund
Investor A Shares | CSGEX
Annual Shareholder Report — September 30, 2025
CSGEX-09/25-AR

BlackRock Advantage Small Cap Growth Fund
Class K Shares | PSGKX
Annual Shareholder Report — September 30, 2025

This annual shareholder report contains important information about BlackRock Advantage Small Cap Growth Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K Shares	$48	0.45%
How did the Fund perform last year?
  For the reporting period ended September 30, 2025, the Fund's Class K Shares returned 13.59%.
  For the same period, the Fund’s benchmark, the Russell 3000® Index, returned 17.41% and the Russell 2000® Growth Index returned 13.56%.
What contributed to performance?
Sentiment insights made the strongest contribution to the Fund’s absolute return. Textual data evaluation of broker and analyst commentary effectively positioned the portfolio in sectors such as industrials and information technology, both of which outperformed the broader market. Metrics tracking mobile app usage were an additional contributor. Macroeconomic sentiment insights further contributed by motivating exposure to the financials and materials sectors, both of which delivered solid gains. Fundamental quality data measuring research and development intensity, especially in innovative areas of health care and industrials, also helped results.
What detracted from performance?
Although the Fund produced a gain in the period, certain insights detracted. Traditional valuation metrics that assess companies’ debt levels, free cash flow, and dividends misaligned the portfolio in sectors that underperformed, such as real estate and consumer staples. A cash-flow-based valuation insight also detracted, primarily with respect to positioning in communication services. Thematic insights focused on litigation and business controversies also underperformed, particularly as it related to positioning in the communication services and consumer discretionary sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: October 1, 2015 through September 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class K Shares	13.59%	9.11%	10.20%
Russell 3000® Index	17.41	15.74	14.71
Russell 2000® Growth Index	13.56	8.41	9.91
Key Fund statistics
Net Assets	$655,723,139
Number of Portfolio Holdings	607
Net Investment Advisory Fees	$1,841,388
Portfolio Turnover Rate	144%
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of September 30, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	23.5%
Health Care	23.1%
Industrials	21.7%
Consumer Discretionary	10.7%
Financials	8.8%
Materials	3.3%
Communication Services	2.3%
Real Estate	2.1%
Energy	2.0%
Consumer Staples	1.6%
Utilities	0.1%
Short-Term Securities	8.1%
Liabilities in Excess of Other Assets	(7.3)%
Ten largest holdings
Security(b)	Percent of Net Assets
Credo Technology Group Holding Ltd.	1.7%
Bloom Energy Corp., Class A	1.3%
Kratos Defense & Security Solutions, Inc.	1.3%
IonQ, Inc.	1.2%
ExlService Holdings, Inc.	1.2%
Fabrinet	1.0%
Rambus, Inc.	0.9%
Dycom Industries, Inc.	0.8%
Hims & Hers Health, Inc., Class A	0.8%
AeroVironment, Inc.	0.8%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after September 30, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
The Fund’s Board approved a change to the Fund’s 80% investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. This change became effective on January 28, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Small Cap Growth Fund
Class K Shares | PSGKX
Annual Shareholder Report — September 30, 2025
PSGKX-09/25-AR

BlackRock Advantage Small Cap Growth Fund
Class R Shares | BSGRX
Annual Shareholder Report — September 30, 2025

This annual shareholder report contains important information about BlackRock Advantage Small Cap Growth Fund (the “Fund”) for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at blackrock.com/fundreports. You can also request this information by contacting us at (800) 441‑7762.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the last year?
(based on a hypothetical $10,000 investment)
Class name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R Shares	$106	1.00%
How did the Fund perform last year?
  For the reporting period ended September 30, 2025, the Fund's Class R Shares returned 12.94%.
  For the same period, the Fund’s benchmark, the Russell 3000® Index, returned 17.41% and the Russell 2000® Growth Index returned 13.56%.
What contributed to performance?
Sentiment insights made the strongest contribution to the Fund’s absolute return. Textual data evaluation of broker and analyst commentary effectively positioned the portfolio in sectors such as industrials and information technology, both of which outperformed the broader market. Metrics tracking mobile app usage were an additional contributor. Macroeconomic sentiment insights further contributed by motivating exposure to the financials and materials sectors, both of which delivered solid gains. Fundamental quality data measuring research and development intensity, especially in innovative areas of health care and industrials, also helped results.
What detracted from performance?
Although the Fund produced a gain in the period, certain insights detracted. Traditional valuation metrics that assess companies’ debt levels, free cash flow, and dividends misaligned the portfolio in sectors that underperformed, such as real estate and consumer staples. A cash-flow-based valuation insight also detracted, primarily with respect to positioning in communication services. Thematic insights focused on litigation and business controversies also underperformed, particularly as it related to positioning in the communication services and consumer discretionary sectors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.
Fund performance
Cumulative performance: October 1, 2015 through September 30, 2025
Initial investment of $10,000
See “Average annual total returns” for additional information on fund performance.
Average annual total returns
	1 Year	5 Years	10 Years
Class R Shares	12.94%	8.50%	9.60%
Russell 3000® Index	17.41	15.74	14.71
Russell 2000® Growth Index	13.56	8.41	9.91
Key Fund statistics
Net Assets	$655,723,139
Number of Portfolio Holdings	607
Net Investment Advisory Fees	$1,841,388
Portfolio Turnover Rate	144%
Average annual total returns reflect reductions for distribution and service fees.
Past performance is not an indication of future results. Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Visit blackrock.com for more recent performance information.
What did the Fund invest in?
(as of September 30, 2025)
Sector allocation
Sector(a)	Percent of Net Assets
Information Technology	23.5%
Health Care	23.1%
Industrials	21.7%
Consumer Discretionary	10.7%
Financials	8.8%
Materials	3.3%
Communication Services	2.3%
Real Estate	2.1%
Energy	2.0%
Consumer Staples	1.6%
Utilities	0.1%
Short-Term Securities	8.1%
Liabilities in Excess of Other Assets	(7.3)%
Ten largest holdings
Security(b)	Percent of Net Assets
Credo Technology Group Holding Ltd.	1.7%
Bloom Energy Corp., Class A	1.3%
Kratos Defense & Security Solutions, Inc.	1.3%
IonQ, Inc.	1.2%
ExlService Holdings, Inc.	1.2%
Fabrinet	1.0%
Rambus, Inc.	0.9%
Dycom Industries, Inc.	0.8%
Hims & Hers Health, Inc., Class A	0.8%
AeroVironment, Inc.	0.8%
(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Fund for compliance purposes.
(b)	Excludes short-term securities.
Material fund changes
This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund’s next prospectus, which we expect to be available approximately 120 days after September 30, 2025 at blackrock.com/fundreports or upon request by contacting us at (800) 441-7762.
The Fund’s Board approved a change to the Fund’s 80% investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. This change became effective on January 28, 2025.
Additional information
If you wish to view additional information about the Fund, including but not limited to financial statements, the Fund’s prospectus, and proxy voting policies and procedures, please visit blackrock.com/fundreports. For proxy voting records, visit blackrock.com/proxyrecords.
Householding
The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.
The Fund is not sponsored, endorsed, issued, sold, or promoted by FTSE International Limited and its affiliates, nor does this company make any representation regarding the advisability of investing in the Fund. BlackRock is not affiliated with the company listed above.
©2025 BlackRock, Inc. or its affiliates. All rights reserved. BLACKROCK is a registered trademark of BlackRock, Inc. or its affiliates. All other trademarks are those of their respective owners.
BlackRock Advantage Small Cap Growth Fund
Class R Shares | BSGRX
Annual Shareholder Report — September 30, 2025
BSGRX-09/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$30,340	$30,192	$0	$0	$15,300	$15,288	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,000	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the Securities and Exchange Commission’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Advantage Small Cap Growth Fund	$15,300	$15,288

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Financial Statements and Financial Highlights for Open-End Management Investment Companies filed under Item 7 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies

(a) The registrant’s Financial Statements are attached herewith.

(b) The registrant’s Financial Highlights are attached herewith.

SEPTEMBER 30, 2025

2025 Annual Financial Statements and Additional Information

BlackRock FundsSM

•	BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	3

Schedule of Investments September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.2%
AeroVironment, Inc.(a)	15,935	$5,017,772
Archer Aviation, Inc., Class A(a)(b)	252,695	2,420,818
Firefly Aerospace, Inc.(a)	8,435	247,314
Kratos Defense & Security Solutions, Inc.(a)(b)	93,563	8,548,852
Leonardo DRS, Inc.	21,023	954,444
Mercury Systems, Inc.(a)	3,710	287,154
Moog, Inc., Class A	15,093	3,134,363
VSE Corp.	1,564	260,000

		20,870,717

Automobile Components — 1.1%
Adient PLC(a)	21,934	528,171
American Axle & Manufacturing Holdings, Inc.(a)	17,278	103,841
BorgWarner, Inc.	60,566	2,662,481
Dana, Inc.	8,367	167,675
Fox Factory Holding Corp.(a)	17,504	425,172
Garrett Motion, Inc.	52,851	719,830
Modine Manufacturing Co.(a)	12,829	1,823,771
QuantumScape Corp., Class A(a)	36,962	455,372
Stoneridge, Inc.(a)	53,141	404,934

		7,291,247

Banks — 2.7%
Axos Financial, Inc.(a)	3,092	261,738
Bank7 Corp.	23,560	1,090,121
Bankwell Financial Group, Inc.	6,147	272,005
Community West Bancshares	20,762	432,680
Cullen/Frost Bankers, Inc.	2,930	371,436
First Business Financial Services, Inc.	13,075	670,225
First Financial Corp.	6,833	385,655
First Horizon Corp.	99,899	2,258,716
First Internet Bancorp	15,999	358,858
First Mid Bancshares, Inc.	7,603	288,002
FVCBankcorp, Inc.	4,543	58,923
Greene County Bancorp, Inc.	26,109	590,063
Horizon Bancorp, Inc.	17,743	284,065
Independent Bank Corp.	1,990	61,640
Investar Holding Corp.	9,594	222,677
LINKBANCORP, Inc.	19,205	136,932
Live Oak Bancshares, Inc.	20,882	735,464
Northfield Bancorp, Inc.	7,868	92,842
Orange County Bancorp, Inc.	70,544	1,778,414
Park National Corp.	4,278	695,303
Pinnacle Financial Partners, Inc.	42,932	4,026,592
Southern Missouri Bancorp, Inc.	2,906	152,739
Synovus Financial Corp.	31,028	1,522,854
Timberland Bancorp, Inc.	3,170	105,498
Unity Bancorp, Inc.	1,657	80,978
USCB Financial Holdings, Inc., Class A	32,141	560,860

		17,495,280

Beverages — 0.2%
National Beverage Corp.(a)	9,378	346,236
Vita Coco Co., Inc. (The)(a)	14,488	615,305

		961,541

Biotechnology — 10.4%
4D Molecular Therapeutics, Inc.(a)	16,827	146,227
ACADIA Pharmaceuticals, Inc.(a)	51,709	1,103,470
ADMA Biologics, Inc.(a)	67,910	995,561
Akero Therapeutics, Inc.(a)	17,153	814,424
Alector, Inc.(a)	95,036	281,307
Alkermes PLC(a)(b)	72,694	2,180,820

Security	Shares	Value

Biotechnology (continued)
Altimmune, Inc.(a)	7,402	$27,906
Amicus Therapeutics, Inc.(a)	101,510	799,899
Apellis Pharmaceuticals, Inc.(a)	6,797	153,816
Arcellx, Inc.(a)	7,749	636,193
Arcturus Therapeutics Holdings, Inc.(a)	12,274	226,210
Arcus Biosciences, Inc.(a)	35,641	484,718
Arcutis Biotherapeutics, Inc.(a)	18,535	349,385
Ardelyx, Inc.(a)	212,535	1,171,068
Arrowhead Pharmaceuticals, Inc.(a)	69,201	2,386,742
Astria Therapeutics, Inc.(a)	59,730	434,834
Avidity Biosciences, Inc.(a)	25,460	1,109,292
Beam Therapeutics, Inc.(a)(b)	32,003	776,713
BioCryst Pharmaceuticals, Inc.(a)	187,180	1,420,696
Biohaven Ltd.(a)	44,590	669,296
Bridgebio Pharma, Inc.(a)	83,174	4,320,058
Caris Life Sciences, Inc.(a)	3,950	119,488
Catalyst Pharmaceuticals, Inc.(a)	55,802	1,099,299
Celldex Therapeutics, Inc.(a)	17,186	444,602
CG oncology, Inc.(a)	8,002	322,321
Cogent Biosciences, Inc.(a)	4,815	69,143
Coherus Oncology, Inc.(a)(b)	156,142	256,073
Corvus Pharmaceuticals, Inc.(a)(b)	66,598	490,827
Cytokinetics, Inc.(a)	5,771	317,174
Day One Biopharmaceuticals, Inc.(a)(b)	103,230	727,772
Dyne Therapeutics, Inc.(a)	16,366	207,030
Editas Medicine, Inc.(a)	45,574	158,142
Exact Sciences Corp.(a)	1,270	69,482
Exelixis, Inc.(a)	9,596	396,315
Fate Therapeutics, Inc.(a)	124,641	157,048
Gossamer Bio, Inc.(a)	113,487	298,471
Ideaya Biosciences, Inc.(a)	27,511	748,574
ImmunityBio, Inc.(a)	11,171	27,481
Incyte Corp.(a)	5,381	456,363
Inhibrx Biosciences, Inc.(a)	1	34
Intellia Therapeutics, Inc.(a)(b)	6,935	119,767
Ionis Pharmaceuticals, Inc.(a)(b)	11,865	776,208
Iovance Biotherapeutics, Inc.(a)	40,595	88,091
Krystal Biotech, Inc.(a)	8,909	1,572,706
Kura Oncology, Inc.(a)	79,859	706,752
Kymera Therapeutics, Inc.(a)	21,031	1,190,355
Madrigal Pharmaceuticals, Inc.(a)	8,175	3,749,545
MannKind Corp.(a)	247,905	1,331,250
MeiraGTx Holdings PLC(a)	15,383	126,602
Metsera, Inc.(a)	1,042	54,528
MiMedx Group, Inc.(a)	148,848	1,038,959
Mineralys Therapeutics, Inc.(a)	20,784	788,129
Mirum Pharmaceuticals, Inc.(a)	26,537	1,945,427
Moderna, Inc.(a)	29,181	753,745
Natera, Inc.(a)	3,915	630,198
Nuvalent, Inc., Class A(a)	11,291	976,446
Praxis Precision Medicines, Inc.(a)	12,422	658,366
Protagonist Therapeutics, Inc.(a)	15,987	1,062,016
Prothena Corp. PLC(a)	20,664	201,681
PTC Therapeutics, Inc.(a)	30,250	1,856,442
Recursion Pharmaceuticals, Inc., Class A(a)(b)	137,746	672,200
REGENXBIO, Inc.(a)	76,079	734,162
Rezolute, Inc.(a)	24,756	232,706
Rhythm Pharmaceuticals, Inc.(a)	22,784	2,300,956
Rigel Pharmaceuticals, Inc.(a)	12,539	355,230
Sarepta Therapeutics, Inc.(a)	21,324	410,913
Scholar Rock Holding Corp.(a)(b)	20,184	751,652
Soleno Therapeutics, Inc.(a)(b)	27,458	1,856,161

4	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Solid Biosciences, Inc.(a)	45,672	$281,796
Syndax Pharmaceuticals, Inc.(a)	83,885	1,290,571
TG Therapeutics, Inc.(a)	84,263	3,044,001
Travere Therapeutics, Inc.(a)	38,222	913,506
Twist Bioscience Corp.(a)	53,872	1,515,958
Ultragenyx Pharmaceutical, Inc.(a)	23,595	709,738
UroGen Pharma Ltd.(a)(b)	25,594	510,600
Vanda Pharmaceuticals, Inc.(a)	144,262	719,867
Vera Therapeutics, Inc., Class A(a)	15,621	453,946
Veracyte, Inc.(a)	56,965	1,955,608
Verastem, Inc.(a)	3,156	27,867
Vericel Corp.(a)	1,294	40,722
Viking Therapeutics, Inc.(a)(b)	28,169	740,281
Voyager Therapeutics, Inc.(a)	66,736	311,657
Xenon Pharmaceuticals, Inc.(a)	15,651	628,388
Zymeworks, Inc.(a)	61,408	1,048,849

		67,988,822

Broadline Retail — 0.4%
Etsy, Inc.(a)	20,276	1,346,124
Groupon, Inc.(a)	40,683	949,948
Kohl’s Corp.	11,048	169,808
Macy’s, Inc.	10,033	179,892
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,161	149,072

		2,794,844

Building Products — 1.0%
Armstrong World Industries, Inc.	9,813	1,923,446
AZZ, Inc.	13,295	1,450,883
Gibraltar Industries, Inc.(a)	21,216	1,332,365
Owens Corning	1,130	159,850
Resideo Technologies, Inc.(a)	7,283	314,480
Zurn Elkay Water Solutions Corp.	35,445	1,666,978

		6,848,002

Capital Markets — 1.9%
Acadian Asset Management, Inc.	32,902	1,584,560
BGC Group, Inc., Class A	142,037	1,343,670
Bullish(a)(b)	14,296	909,369
FactSet Research Systems, Inc.	786	225,181
GCM Grosvenor, Inc., Class A	97,770	1,180,084
Hamilton Lane, Inc., Class A	852	114,841
Houlihan Lokey, Inc., Class A	939	192,795
Marex Group PLC	3,889	130,748
MarketAxess Holdings, Inc.	8,266	1,440,351
Miami International Holdings, Inc.(a)(b)	5,299	213,338
PJT Partners, Inc., Class A(b)	6,259	1,112,412
SEI Investments Co.	1,970	167,155
Silvercrest Asset Management Group, Inc., Class A	15,492	243,999
StepStone Group, Inc., Class A	15,131	988,206
Virtu Financial, Inc., Class A	64,227	2,280,058

		12,126,767

Chemicals — 0.6%
Balchem Corp.	15,748	2,363,145
Huntsman Corp.	19,350	173,763
Ingevity Corp.(a)	4,473	246,865
Mativ Holdings, Inc.	72,404	818,889
PureCycle Technologies, Inc.(a)(b)	37,362	491,310

		4,093,972

Commercial Services & Supplies — 0.4%
ACV Auctions, Inc., Class A(a)	38,655	383,071
CECO Environmental Corp.(a)	5,274	270,029

Security	Shares	Value

Commercial Services & Supplies (continued)
GEO Group, Inc. (The)(a)	93,833	$1,922,638
Montrose Environmental Group, Inc.(a)	12,453	341,959

		2,917,697

Communications Equipment — 2.4%
ADTRAN Holdings, Inc.(a)	45,876	430,317
Applied Optoelectronics, Inc.(a)	25,953	672,961
Calix, Inc.(a)	77,748	4,771,395
Ciena Corp.(a)	5,859	853,481
CommScope Holding Co., Inc.(a)	79,604	1,232,270
Extreme Networks, Inc.(a)	79,530	1,642,294
Harmonic, Inc.(a)	124,864	1,271,115
Lumentum Holdings, Inc.(a)	23,696	3,855,576
NETGEAR, Inc.(a)	6,190	200,494
Viasat, Inc.(a)	8,240	241,432
Viavi Solutions, Inc.(a)	19,256	244,359

		15,415,694

Construction & Engineering — 4.4%
Argan, Inc.	6,428	1,735,881
Centuri Holdings, Inc.(a)	32,833	695,075
Comfort Systems U.S.A., Inc.	4,210	3,474,008
Construction Partners, Inc., Class A(a)	24,925	3,165,475
Dycom Industries, Inc.(a)	18,762	5,474,001
Fluor Corp.(a)	900	37,863
IES Holdings, Inc.(a)	1,254	498,653
MasTec, Inc.(a)	17,576	3,740,348
MYR Group, Inc.(a)	4,009	833,992
Primoris Services Corp.	27,697	3,803,629
Sterling Infrastructure, Inc.(a)	11,913	4,046,608
Tutor Perini Corp.(a)	20,079	1,316,982

		28,822,515

Construction Materials — 0.2%
United States Lime & Minerals, Inc.	8,505	1,118,833

Consumer Finance — 1.1%
Ally Financial, Inc.	9,285	363,972
Dave, Inc., Class A(a)	2,748	547,814
Enova International, Inc.(a)	23,050	2,652,825
EZCORP, Inc., Class A, NVS(a)(b)	21,571	410,712
Figure Technology Solutions, Inc., Class A(a)(b)	8,047	292,669
LendingTree, Inc.(a)	3,525	228,173
PRA Group, Inc.(a)	33,604	518,846
Upstart Holdings, Inc.(a)(b)	45,800	2,326,640

		7,341,651

Consumer Staples Distribution & Retail — 1.0%
Chefs’ Warehouse, Inc. (The)(a)	10,000	583,300
Guardian Pharmacy Services, Inc., Class A(a)(b)	25,041	656,825
Maplebear, Inc.(a)	1,943	71,425
Natural Grocers by Vitamin Cottage, Inc.	711	28,440
PriceSmart, Inc.	10,369	1,256,619
Sprouts Farmers Market, Inc.(a)	29,751	3,236,909
United Natural Foods, Inc.(a)	15,534	584,389

		6,417,907

Distributors — 0.1%
A-Mark Precious Metals, Inc.	3,336	86,303
GigaCloud Technology, Inc., Class A(a)(b)	9,813	278,689

		364,992

Diversified Consumer Services — 2.3%
Adtalem Global Education, Inc.(a)	16,345	2,524,485
Bright Horizons Family Solutions, Inc.(a)	8,648	938,913
Coursera, Inc.(a)	166,067	1,944,645

S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
Frontdoor, Inc.(a)	47,450	$3,192,910
Laureate Education, Inc., Class A(a)	40,424	1,274,973
Stride, Inc.(a)	24,201	3,604,497
Udemy, Inc.(a)	66,074	463,179
Universal Technical Institute, Inc.(a)	38,083	1,239,602

		15,183,204

Diversified Telecommunication Services — 0.6%
Cogent Communications Holdings, Inc.	14,363	550,821
Globalstar, Inc.(a)(b)	10,573	384,751
IDT Corp., Class B	11,522	602,716
Lumen Technologies, Inc.(a)	362,129	2,216,230

		3,754,518

Electric Utilities — 0.1%
Oklo, Inc., Class A(a)(b)	4,495	501,777

Electrical Equipment — 2.8%
American Superconductor Corp.(a)	16,442	976,490
Amprius Technologies, Inc.(a)	6,428	67,623
Bloom Energy Corp., Class A(a)	104,307	8,821,243
Enovix Corp.(a)	35,694	355,869
Eos Energy Enterprises, Inc., Class A(a)(b)	37,885	431,510
NANO Nuclear Energy, Inc.(a)(b)	2,214	85,372
NEXTracker, Inc., Class A(a)	56,733	4,197,675
NuScale Power Corp., Class A(a)(b)	61,376	2,209,536
Powell Industries, Inc.	916	279,206
Vicor Corp.(a)	22,109	1,099,259

		18,523,783

Electronic Equipment, Instruments & Components — 4.0%
Advanced Energy Industries, Inc.	18,509	3,149,121
Arlo Technologies, Inc.(a)(b)	60,329	1,022,577
Badger Meter, Inc.	13,339	2,382,079
Cognex Corp.	29,867	1,352,975
Coherent Corp.(a)	2,136	230,090
CTS Corp.	4,820	192,511
Evolv Technologies Holdings, Inc., Class A(a)	46,604	351,860
Fabrinet(a)	17,770	6,479,297
Flex Ltd.(a)	18,479	1,071,228
Insight Enterprises, Inc.(a)	5,149	583,948
Knowles Corp.(a)	5,501	128,228
Methode Electronics, Inc.	19,131	144,439
Mirion Technologies, Inc., Class A(a)	82,913	1,928,556
nLight, Inc.(a)	31,437	931,478
Novanta, Inc.(a)	2,824	282,824
OSI Systems, Inc.(a)	5,821	1,450,826
Ouster, Inc.(a)(b)	37,796	1,022,382
PC Connection, Inc.	3,236	200,600
Plexus Corp.(a)	14,587	2,110,593
Sanmina Corp.(a)	1,624	186,939
ScanSource, Inc.(a)	6,080	267,459
TTM Technologies, Inc.(a)	9,874	568,742

		26,038,752

Energy Equipment & Services — 0.6%
Archrock, Inc.	49,697	1,307,528
Aris Water Solutions, Inc., Class A	5,603	138,170
Oceaneering International, Inc.(a)	107,165	2,655,549

		4,101,247

Entertainment — 0.4%
Cinemark Holdings, Inc.	8,661	242,681
Playstudios, Inc., Class A(a)	171,528	165,113

Security	Shares	Value

Entertainment (continued)
Reservoir Media, Inc.(a)	38,621	$314,375
Roku, Inc., Class A(a)	15,678	1,569,838

		2,292,007

Financial Services — 1.4%
Affirm Holdings, Inc., Class A(a)	6,546	478,382
EVERTEC, Inc.	25,482	860,782
NMI Holdings, Inc., Class A(a)	74,395	2,852,304
Pagseguro Digital Ltd., Class A	56,308	563,080
Remitly Global, Inc.(a)	182,233	2,970,398
StoneCo Ltd., Class A(a)	60,266	1,139,630
Velocity Financial, Inc.(a)	29,288	531,284

		9,395,860

Food Products — 0.4%
Cal-Maine Foods, Inc.	20,309	1,911,077
Marzetti Co. (The)	803	138,750
Vital Farms, Inc.(a)(b)	15,936	655,767

		2,705,594

Ground Transportation — 0.1%
Covenant Logistics Group, Inc., Class A	7,930	171,764
Lyft, Inc., Class A(a)	33,115	728,861

		900,625

Health Care Equipment & Supplies — 3.0%
Accuray, Inc.(a)(b)	211,155	352,629
Alphatec Holdings, Inc.(a)	61,269	890,851
AtriCure, Inc.(a)	13,200	465,300
Cerus Corp.(a)	945,689	1,503,646
ClearPoint Neuro, Inc.(a)(b)	24,212	527,580
Glaukos Corp.(a)	6,908	563,347
Haemonetics Corp.(a)	12,950	631,183
Inogen, Inc.(a)	7	57
iRadimed Corp.	45,751	3,255,641
iRhythm Technologies, Inc.(a)	19,587	3,368,768
Lantheus Holdings, Inc.(a)	16,667	854,850
NeuroPace, Inc.(a)	71,070	732,732
Novocure Ltd.(a)	129,668	1,675,311
Omnicell, Inc.(a)	7,091	215,921
PROCEPT BioRobotics Corp.(a)	8,995	321,032
SI-BONE, Inc.(a)	21,138	311,151
Surmodics, Inc.(a)	2,604	77,834
Tandem Diabetes Care, Inc.(a)(b)	67,503	819,486
TransMedics Group, Inc.(a)(b)	21,031	2,359,678
Treace Medical Concepts, Inc.(a)	33,582	225,335
Varex Imaging Corp.(a)	25,337	314,179

		19,466,511

Health Care Providers & Services — 5.9%
23andMe Holding Co., Class A(a)	7	27
Acadia Healthcare Co., Inc.(a)	2,003	49,594
agilon health, Inc.(a)	148,347	152,797
Alignment Healthcare, Inc.(a)	77,808	1,357,750
Astrana Health, Inc.(a)	9,428	267,284
Aveanna Healthcare Holdings, Inc.(a)	72,632	644,246
BrightSpring Health Services, Inc.(a)	48,998	1,448,381
Castle Biosciences, Inc.(a)	16,744	381,261
Concentra Group Holdings Parent, Inc.	34,422	720,452
CorVel Corp.(a)	19,321	1,495,832
Encompass Health Corp.	6,603	838,713
Ensign Group, Inc. (The)	14,485	2,502,573
Fulgent Genetics, Inc.(a)	35,309	797,983
GeneDx Holdings Corp., Class A(a)	9,294	1,001,336
Guardant Health, Inc.(a)	75,935	4,744,419

6	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
HealthEquity, Inc.(a)	34,740	$3,292,310
Hims & Hers Health, Inc., Class A(a)	94,209	5,343,534
Hinge Health, Inc., Class A(a)(b)	17,955	881,231
InfuSystem Holdings, Inc.(a)(b)	23,082	239,130
LifeStance Health Group, Inc.(a)	240,879	1,324,834
Option Care Health, Inc.(a)	55,305	1,535,267
PACS Group, Inc.(a)	21,387	293,643
Pennant Group, Inc. (The)(a)	7,353	185,443
Performant Healthcare, Inc.(a)	28,135	217,484
Privia Health Group, Inc.(a)	144,516	3,598,448
Progyny, Inc.(a)	117,253	2,523,285
RadNet, Inc.(a)	11,781	897,830
Select Medical Holdings Corp.	37,215	477,841
Viemed Healthcare, Inc.(a)	197,686	1,342,288

		38,555,216

Health Care REITs — 0.0%
Diversified Healthcare Trust	59,179	260,979

Health Care Technology — 0.7%
Doximity, Inc., Class A(a)	17,366	1,270,323
Evolent Health, Inc., Class A(a)	28,184	238,437
Phreesia, Inc.(a)	78,038	1,835,454
Schrodinger, Inc.(a)	62,674	1,257,240
Simulations Plus, Inc.(a)	1,588	23,931
Waystar Holding Corp.(a)	5,878	222,894

		4,848,279

Hotel & Resort REITs — 0.0%
Chatham Lodging Trust	11,171	74,957

Hotels, Restaurants & Leisure — 2.1%
Black Rock Coffee Bar, Inc., Class A(a)	9,192	219,321
Brinker International, Inc.(a)	23,975	3,037,153
Caesars Entertainment, Inc.(a)	8,337	225,307
Dutch Bros, Inc., Class A(a)	25,207	1,319,334
Genius Sports Ltd.(a)	62,815	777,650
Life Time Group Holdings, Inc.(a)	94,963	2,620,979
Lindblad Expeditions Holdings, Inc.(a)	26,491	339,085
Red Rock Resorts, Inc., Class A	5,387	328,930
Rush Street Interactive, Inc., Class A(a)	129,997	2,662,339
Serve Robotics, Inc.(a)	6,552	76,200
Shake Shack, Inc., Class A(a)	16,627	1,556,453
Super Group SGHC Ltd.	59,485	785,202

		13,947,953

Household Durables — 1.2%
Cavco Industries, Inc.(a)	626	363,537
Century Communities, Inc.	14,780	936,609
Champion Homes, Inc.(a)	28,349	2,165,013
Green Brick Partners, Inc.(a)	8,317	614,294
Installed Building Products, Inc.	5,563	1,372,169
M/I Homes, Inc.(a)	4,300	621,092
Newell Brands, Inc.	59,934	314,054
Sonos, Inc.(a)	22,872	361,378
Toll Brothers, Inc.	10,103	1,395,628

		8,143,774

Household Products — 0.1%
Central Garden & Pet Co.(a)	10,618	346,678
Central Garden & Pet Co., Class A, NVS(a)	3,688	108,906

		455,584

Industrial Conglomerates — 0.1%
Brookfield Business Corp., Class A	20,188	676,904

Security	Shares	Value

Industrial REITs — 0.3%
EastGroup Properties, Inc.	12,176	$2,060,910

Insurance — 1.8%
Accelerant Holdings, Class A(a)(b)	26,724	397,920
Crawford & Co., Class A, NVS	26,557	284,160
HCI Group, Inc.	5,137	985,944
Heritage Insurance Holdings, Inc.(a)	12,876	324,218
Investors Title Co.	1	268
Lemonade, Inc.(a)	25,064	1,341,676
Mercury General Corp.	8,063	683,581
Oscar Health, Inc., Class A(a)(b)	91,103	1,724,580
Palomar Holdings, Inc.(a)	29,648	3,461,404
Root, Inc., Class A(a)	4,841	433,318
Stewart Information Services Corp.	6,792	497,990
Tiptree, Inc.	36,493	699,571
Universal Insurance Holdings, Inc.	27,668	727,668

		11,562,298

Interactive Media & Services — 0.9%
EverQuote, Inc., Class A(a)	51,318	1,173,643
fuboTV, Inc.(a)	66,670	276,681
Grindr, Inc.(a)(b)	82,375	1,237,272
MediaAlpha, Inc., Class A(a)	21,000	238,980
QuinStreet, Inc.(a)	117,075	1,811,150
Shutterstock, Inc.	8,947	186,545
ZipRecruiter, Inc., Class A(a)(b)	197,528	833,568

		5,757,839

IT Services — 0.6%
Applied Digital Corp.(a)	53,769	1,233,461
Backblaze, Inc., Class A(a)	36,740	340,947
Crexendo, Inc.(a)	18,893	122,805
DigitalOcean Holdings, Inc.(a)	18,400	628,544
EPAM Systems, Inc.(a)	5,789	872,923
Grid Dynamics Holdings, Inc., Class A(a)	66,857	515,467
Information Services Group, Inc.	68,446	393,565

		4,107,712

Leisure Products — 0.6%
Hasbro, Inc.	32,630	2,474,985
Peloton Interactive, Inc., Class A(a)	130,902	1,178,118

		3,653,103

Life Sciences Tools & Services — 0.3%
Adaptive Biotechnologies Corp.(a)	64,167	959,938
CryoPort, Inc.(a)	39,257	372,157
MaxCyte, Inc.(a)	125,224	197,854
Niagen Bioscience, Inc.(a)	32,630	304,438
Tempus AI, Inc., Class A(a)	4,593	370,701

		2,205,088

Machinery — 3.2%
Atmus Filtration Technologies, Inc.	23,871	1,076,343
Blue Bird Corp.(a)	12,399	713,562
Chart Industries, Inc.(a)	16,427	3,287,864
Crane Co.	1,312	241,592
Donaldson Co., Inc.	3,393	277,717
Energy Recovery, Inc.(a)	38,404	592,190
ESCO Technologies, Inc.	12,571	2,653,864
Federal Signal Corp.	30,212	3,594,926
Flowserve Corp.	3,825	203,261
Franklin Electric Co., Inc.	19,847	1,889,434
Graham Corp.(a)	5,616	308,318
Mueller Industries, Inc.	25,534	2,581,743

S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
REV Group, Inc.	2,106	$119,347
SPX Technologies, Inc.(a)	17,219	3,216,165

		20,756,326

Media — 0.4%
Magnite, Inc.(a)	82,138	1,788,965
New York Times Co. (The), Class A	2,530	145,222
NIQ Global Intelligence PLC(a)	25,691	403,349
TechTarget, Inc.(a)	3,070	17,837
Thryv Holdings, Inc.(a)	19,247	232,119

		2,587,492

Metals & Mining — 2.5%
Alpha Metallurgical Resources, Inc.(a)	6,924	1,136,159
Carpenter Technology Corp.	8,048	1,976,106
Century Aluminum Co.(a)	63,372	1,860,602
Cleveland-Cliffs, Inc.(a)	51,888	633,034
Coeur Mining, Inc.(a)	135,356	2,539,279
Constellium SE, Class A(a)	89,838	1,336,789
Contango ORE, Inc.(a)(b)	13,567	338,225
Idaho Strategic Resources, Inc.(a)	5,383	181,892
Ivanhoe Electric, Inc.(a)(b)	15,832	198,692
Kaiser Aluminum Corp.	17,987	1,387,877
Materion Corp.	3,802	459,320
MP Materials Corp., Class A(a)	2,311	154,999
Novagold Resources, Inc.(a)	88,198	776,142
Olympic Steel, Inc.	23,053	701,964
Perpetua Resources Corp.(a)	6,254	126,518
Ramaco Resources, Inc., Class A	38,866	1,289,962
Royal Gold, Inc.	6,145	1,232,564

		16,330,124

Oil, Gas & Consumable Fuels — 1.4%
Antero Resources Corp.(a)	30,330	1,017,875
Ardmore Shipping Corp.	8,527	101,215
Centrus Energy Corp., Class A(a)	5,182	1,606,783
Delek U.S. Holdings, Inc.	23,330	752,859
DHT Holdings, Inc.	4	48
Energy Fuels, Inc.(a)(b)	29,241	448,849
Par Pacific Holdings, Inc.(a)	10,190	360,930
Scorpio Tankers, Inc.	8,071	452,380
SM Energy Co.	60,516	1,511,084
Uranium Energy Corp.(a)	224,227	2,991,188

		9,243,211

Passenger Airlines — 0.6%
Joby Aviation, Inc., Class A(a)(b)	200,996	3,244,076
SkyWest, Inc.(a)	8,857	891,191

		4,135,267

Pharmaceuticals — 2.8%
Amneal Pharmaceuticals, Inc., Class A(a)	143,686	1,438,297
Amylyx Pharmaceuticals, Inc.(a)	64,010	869,896
Arvinas, Inc.(a)	75,671	644,717
Atea Pharmaceuticals, Inc.(a)	128,418	372,412
Axsome Therapeutics, Inc.(a)	20,959	2,545,471
Collegium Pharmaceutical, Inc.(a)	6,376	223,096
Corcept Therapeutics, Inc.(a)(b)	16,568	1,376,966
CorMedix, Inc.(a)	5,598	65,105
Crinetics Pharmaceuticals, Inc.(a)	25,760	1,072,904
Edgewise Therapeutics, Inc.(a)	35,900	582,298
EyePoint Pharmaceuticals, Inc.(a)	24,956	355,373
Fulcrum Therapeutics, Inc.(a)	23,154	213,017
Harmony Biosciences Holdings, Inc.(a)	24,092	663,976
Harrow, Inc.(a)	6,120	294,862

Security	Shares	Value

Pharmaceuticals (continued)
Indivior PLC(a)	4,301	$103,697
Liquidia Corp.(a)	15,891	361,361
Neumora Therapeutics, Inc.(a)(b)	119,208	216,959
Nuvation Bio, Inc., Class A(a)(b)	111,515	412,606
Ocular Therapeutix, Inc.(a)	53,326	623,381
Phibro Animal Health Corp., Class A	17,440	705,622
Supernus Pharmaceuticals, Inc.(a)	1,872	89,463
Tarsus Pharmaceuticals, Inc.(a)(b)	39,275	2,334,113
Theravance Biopharma, Inc.(a)	50,608	738,877
Trevi Therapeutics, Inc.(a)	127,828	1,169,626
WaVe Life Sciences Ltd.(a)	42,429	310,580
Xeris Biopharma Holdings, Inc.(a)	70,189	571,338

		18,356,013

Professional Services — 4.3%
CACI International, Inc., Class A(a)	3,326	1,658,942
CRA International, Inc.	6,238	1,300,810
ExlService Holdings, Inc.(a)	171,655	7,557,970
Exponent, Inc.	6,861	476,702
Genpact Ltd.	84,529	3,540,920
IBEX Holdings Ltd.(a)	24,515	993,348
Innodata, Inc.(a)	14,067	1,084,144
Insperity, Inc.	1,856	91,315
KBR, Inc.	11,042	522,176
Kforce, Inc.	1	30
Legalzoom.com, Inc.(a)	130,821	1,357,922
Maximus, Inc.	23,290	2,128,007
Planet Labs PBC, Class A(a)(b)	117,718	1,527,980
TriNet Group, Inc.	14,177	948,300
Upwork, Inc.(a)	113,483	2,107,379
Verra Mobility Corp., Class A(a)	46,118	1,139,115
Willdan Group, Inc.(a)	10,096	976,182
WNS Holdings Ltd.(a)	8,242	628,617

		28,039,859

Real Estate Management & Development — 0.3%
Compass, Inc., Class A(a)	241,328	1,937,864
Newmark Group, Inc., Class A	7,856	146,514
Real Brokerage, Inc. (The)(a)	29,238	122,215
RMR Group, Inc. (The), Class A	6	94

		2,206,687

Retail REITs — 0.6%
Agree Realty Corp.	16,403	1,165,269
Getty Realty Corp.	24,199	649,259
Tanger, Inc.	59,632	2,017,947
Urban Edge Properties	6,990	143,085

		3,975,560

Semiconductors & Semiconductor Equipment — 5.4%
Ambarella, Inc.(a)	35,022	2,890,015
Credo Technology Group Holding Ltd.(a)	75,878	11,048,595
Impinj, Inc.(a)(b)	13,870	2,507,002
MaxLinear, Inc.(a)	49,474	795,542
Qorvo, Inc.(a)	5,196	473,252
Rambus, Inc.(a)	57,128	5,952,738
Rigetti Computing, Inc.(a)(b)	127,375	3,794,501
Semtech Corp.(a)	25,435	1,817,331
Silicon Laboratories, Inc.(a)(b)	14,783	1,938,495
SiTime Corp.(a)	12,844	3,870,026

		35,087,497

Software — 9.7%
8x8, Inc.(a)	95,942	203,397
A10 Networks, Inc.	27,961	507,492

8	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
ACI Worldwide, Inc.(a)	56,661	$2,990,001
Agilysys, Inc.(a)	1,563	164,506
Alarm.com Holdings, Inc.(a)(b)	91,297	4,846,045
Amplitude, Inc., Class A(a)	153,167	1,641,950
Appfolio, Inc., Class A(a)	653	180,006
Appian Corp., Class A(a)	29,444	900,103
Asana, Inc., Class A(a)(b)	54,742	731,353
Aurora Innovation, Inc., Class A(a)	127,377	686,562
Blend Labs, Inc., Class A(a)	100,906	368,307
Box, Inc., Class A(a)	100,352	3,238,359
Braze, Inc., Class A(a)	21,902	622,893
C3.ai, Inc., Class A(a)(b)	50,441	874,647
Cleanspark, Inc.(a)	4,096	59,392
Clearwater Analytics Holdings, Inc., Class A(a)	163,806	2,951,784
Commvault Systems, Inc.(a)	3,568	673,567
Confluent, Inc., Class A(a)	90,731	1,796,474
Core Scientific, Inc.(a)(b)	48,634	872,494
Digital Turbine, Inc.(a)	60,274	385,754
Domo, Inc., Class B(a)	32,068	507,957
D-Wave Quantum, Inc.(a)(b)	123,563	3,053,242
Elastic NV(a)	31,593	2,669,293
Expensify, Inc., Class A(a)	45,876	84,871
Five9, Inc.(a)	6,095	147,499
Freshworks, Inc., Class A(a)	119,528	1,406,844
Gitlab, Inc., Class A(a)	1,430	64,464
Intapp, Inc.(a)	4,298	175,788
InterDigital, Inc.	12,656	4,369,231
JFrog Ltd.(a)	11,810	558,967
Klaviyo, Inc., Class A(a)	7,476	207,010
LiveRamp Holdings, Inc.(a)	76,638	2,079,955
Netskope, Inc., Class A(a)(b)	16,944	385,137
Ooma, Inc.(a)	143,525	1,720,865
Pagaya Technologies Ltd., Class A(a)	24,469	726,485
Porch Group, Inc.(a)	34,009	570,671
Progress Software Corp.	4,217	185,253
PROS Holdings, Inc.(a)	69,650	1,595,681
Q2 Holdings, Inc.(a)	21,181	1,533,293
Qualys, Inc.(a)	21,994	2,910,466
Red Violet, Inc.	28,598	1,494,245
Rezolve AI PLC(a)(b)	42,056	209,439
Rimini Street, Inc.(a)	24,900	116,532
Rubrik, Inc., Class A(a)	1,555	127,899
SEMrush Holdings, Inc., Class A(a)	48,494	343,337
SoundHound AI, Inc., Class A(a)(b)	129,322	2,079,498
SoundThinking, Inc.(a)	43,910	529,555
Sprout Social, Inc., Class A(a)	48,346	624,630
Tenable Holdings, Inc.(a)	79,160	2,308,306
Terawulf, Inc.(a)(b)	96,721	1,104,554
Varonis Systems, Inc.(a)	17,346	996,875
Via Transportation, Inc., Class A(a)	5,756	276,748
Workiva, Inc., Class A(a)	12,886	1,109,227
Zeta Global Holdings Corp., Class A(a)(b)	122,914	2,442,301

		63,411,204

Specialized REITs — 0.7%
CubeSmart	100,280	4,077,385
EPR Properties	12,217	708,708

		4,786,093

Specialty Retail — 2.7%
Abercrombie & Fitch Co., Class A(a)	22,587	1,932,318
Arhaus, Inc., Class A(a)	8,058	85,656
AutoNation, Inc.(a)	1,954	427,477
Boot Barn Holdings, Inc.(a)	15,429	2,556,894

Security	Shares	Value

Specialty Retail (continued)
Build-A-Bear Workshop, Inc.	2,284	$148,940
Camping World Holdings, Inc., Class A	59,924	946,200
CarMax, Inc.(a)	4,395	197,204
Chewy, Inc., Class A(a)	2,782	112,532
EVgo, Inc., Class A(a)	64,431	304,759
Group 1 Automotive, Inc.	6,395	2,797,876
Haverty Furniture Cos., Inc.	13,501	296,077
Lithia Motors, Inc., Class A	1,673	528,668
RealReal, Inc. (The)(a)	41,647	442,708
Revolve Group, Inc., Class A(a)	17,291	368,298
RH(a)	1,061	215,553
Sonic Automotive, Inc., Class A	17,206	1,309,204
Stitch Fix, Inc., Class A(a)	22,333	97,149
ThredUp, Inc., Class A(a)	61,179	578,142
Urban Outfitters, Inc.(a)	17,982	1,284,454
Victoria’s Secret & Co.(a)	8,539	231,748
Warby Parker, Inc., Class A(a)(b)	70,256	1,937,660
Wayfair, Inc., Class A(a)	10,619	948,595

		17,748,112

Technology Hardware, Storage & Peripherals — 1.3%
IonQ, Inc.(a)(b)	128,683	7,914,005
Quantum Computing, Inc.(a)(b)	35,684	656,942
Sandisk Corp.(a)	976	109,507

		8,680,454

Textiles, Apparel & Luxury Goods — 0.2%
Kontoor Brands, Inc.	3,398	271,058
Levi Strauss & Co., Class A	11,142	259,609
Ralph Lauren Corp., Class A	2,299	720,874

		1,251,541

Trading Companies & Distributors — 1.4%
Air Lease Corp., Class A	32,367	2,060,159
Boise Cascade Co.	16,204	1,252,893
DNOW, Inc.(a)	28,771	438,758
EVI Industries, Inc.	11,382	359,785
FTAI Aviation Ltd.	3,802	634,402
Global Industrial Co.	29,733	1,090,309
Herc Holdings, Inc.	7,384	861,417
Karat Packaging, Inc.	22,837	575,721
McGrath RentCorp	8,202	962,095
Xometry, Inc., Class A(a)	22,465	1,223,669

		9,459,208

Wireless Telecommunication Services — 0.1%
Gogo, Inc.(a)	9,702	83,340
Spok Holdings, Inc.	32,658	563,351

		646,691

Total Common Stocks — 99.0% (Cost: $505,179,604)		648,746,294

Preferred Securities

Preferred Stocks — 0.2%

Software — 0.2%
Illumio, Inc., Series C, (Acquired 03/10/15, cost $1,000,317), 0.00%(a)(c)(d)	311,155	1,515,325

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals — 0.0%
AliphCom
Series 6, 0.00%(Acquired 12/16/15, cost $0)(a)(c)(d)	8,264	$—
Series 8, 0.00%(a)(c)	192,156	2

		2

Total Preferred Securities — 0.2% (Cost: $2,175,302)		1,515,327

Rights

Biotechnology — 0.0%
Aduro Biotech, Inc., CVR(a)(c)	18,964	9,482
Albireo Pharma Inc., CVR(a)(c)	7,975	28,949
Blueprint Medicines Corp., CVR(a)(c)	27,959	27,120
Chinook Therapeutics, Inc., CVR(a)(c)	7,289	1,239
Flexion Therapeutics, Inc., CVR(a)(c)	33,053	5,289
Inhibrx, Inc., CVR(a)(c)	196	230
Poseida Therapeutics, Inc., CVR(a)(c)	8,645	12,535
Prevail Therapeutics, Inc., CVR(a)(c)	10,004	5,002

		89,846

Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)	36,363	12,723

Total Rights — 0.0% (Cost: $ —)		102,569

Total Long-Term Investments — 99.2% (Cost: $507,354,906)		650,364,190

Security	Shares	Value

Short-Term Securities

Money Market Funds — 8.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.26%(e)(f)(g)	47,254,615	$47,278,242
BlackRock Liquidity Funds, T-Fund, Institutional Shares, 4.01%(e)(f)	5,844,866	5,844,866

Total Short-Term Securities — 8.1% (Cost: $53,117,043)		53,123,108

Total Investments — 107.3% (Cost: $560,471,949)		703,487,298
Liabilities in Excess of Other Assets — (7.3)%		(47,764,159)

Net Assets — 100.0%		$655,723,139

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $1,515,325, representing 0.2% of its net assets as of period end, and an original cost of $1,000,317.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/24	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/25	Shares Held at 09/30/25	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$33,974,569	$13,312,110	(a)	$—		$2,907	$(11,344)	$47,278,242	47,254,615	$128,367	(b)	$—
BlackRock Liquidity Funds, T-Fund, Institutional Shares	5,979,615	—		(134,749	)(a)	—	—	5,844,866	5,844,866	257,640		—

						$2,907	$(11,344)	$53,123,108		$386,007		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of collateral investment fees, and other payments to and from borrowers of securities.

For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Fund for compliance purposes.

10	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	53	12/19/25	$6,507	$15,495

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$15,495	$—	$—	$—	$15,495

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended September 30, 2025, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$5,294	$—	$—	$—	$5,294

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(52,171)	$—	$—	$—	$(52,171)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,447,918

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) September 30, 2025	BlackRock Advantage Small Cap Growth Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$648,746,294	$—	$—	$648,746,294
Preferred Securities	—	—	1,515,327	1,515,327
Rights	12,723	—	89,846	102,569
Short-Term Securities
Money Market Funds	53,123,108	—	—	53,123,108

	$701,882,125	$—	$1,605,173	$703,487,298

Derivative Financial Instruments(a)
Assets
Equity Contracts	$15,495	$—	$—	$15,495

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

12	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Assets and Liabilities

September 30, 2025

BlackRock Advantage Small Cap Growth Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$650,364,190
Investments, at value — affiliated(c)	53,123,108
Cash pledged:
Futures contracts	596,000
Foreign currency, at value(d)	13,952
Receivables:
Investments sold	3,687,364
Securities lending income — affiliated	23,330
Capital shares sold	676,191
Dividends — unaffiliated	101,052
Dividends — affiliated	21,361
From the Manager	68,236
Variation margin on futures contracts	11,859
Prepaid expenses	29,699

Total assets	708,716,342

LIABILITIES
Collateral on securities loaned	47,268,018
Payables:
Investments purchased	2,903,808
Administration fees	22,278
Capital shares redeemed	2,212,267
Investment advisory fees	160,603
Trustees’ and Officer’s fees	2,958
Other accrued expenses	316,278
Other affiliate fees	2,124
Professional fees	65,854
Service and distribution fees	39,015

Total liabilities	52,993,203

Commitments and contingent liabilities

NET ASSETS	$655,723,139

NET ASSETS CONSIST OF:
Paid-in capital	$535,046,422
Accumulated earnings	120,676,717

NET ASSETS	$655,723,139

(a) Investments, at cost — unaffiliated	$507,354,906
(b) Securities loaned, at value	$46,008,682
(c) Investments, at cost — affiliated	$53,117,043
(d) Foreign currency, at cost	$12,672

S T A T E M E N T O F A S S E T S A N D L I A B I L I T I E S	13

Statement of Assets and Liabilities (continued)

September 30, 2025

BlackRock Advantage Small Cap Growth Fund
NET ASSET VALUE

Institutional
Net assets	$409,075,926

Shares outstanding	16,878,688

Net asset value	$24.24

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$175,389,492

Shares outstanding	11,537,118

Net asset value	$15.20

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$62,921,424

Shares outstanding	2,595,744

Net asset value	$24.24

Shares authorized	Unlimited

Par value	$0.001

Class R
Net assets	$8,336,297

Shares outstanding	548,692

Net asset value	$15.19

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

14	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Statement of Operations

Year Ended September 30, 2025

BlackRock Advantage Small Cap Growth Fund

INVESTMENT INCOME
Dividends — unaffiliated	$2,961,150
Dividends — affiliated	257,640
Securities lending income — affiliated — net	128,367
Foreign taxes withheld	(220)

Total investment income	3,346,937

EXPENSES
Investment advisory	2,676,980
Transfer agent — class specific	881,644
Service and distribution — class specific	435,655
Administration	250,448
Professional	183,928
Custodian	125,990
Administration — class specific	119,000
Registration	86,511
Accounting services	69,044
Printing and postage	58,215
Trustees and Officer	12,575
Miscellaneous	49,033

Total expenses	4,949,023

Less:
Administration fees waived by the Manager — class specific	(119,000)
Fees waived and/or reimbursed by the Manager	(835,592)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(610,365)

Total expenses after fees waived and/or reimbursed	3,384,066

Net investment loss	(37,129)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	38,634,555
Investments — affiliated	2,907
Futures contracts	5,294

38,642,756

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	39,358,894
Investments — affiliated	(11,344)
Futures contracts	(52,171)
Foreign currency translations	81

39,295,460

Net realized and unrealized gain	77,938,216

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,901,087

See notes to financial statements.

S T A T E M E N T O F O P E R A T I O N S	15

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Growth Fund

	Year Ended 09/30/25	Year Ended 09/30/24

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(37,129)	$906,806
Net realized gain	38,642,756	60,427,609
Net change in unrealized appreciation (depreciation)	39,295,460	81,345,637

Net increase in net assets resulting from operations	77,901,087	142,680,052

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(950,750)	(857,268)
Investor A	(297,001)	(288,412)
Class K	(147,452)	(132,903)

Decrease in net assets resulting from distributions to shareholders	(1,395,203)	(1,278,583)

CAPITAL SHARE TRANSACTIONS

Net decrease in net assets derived from capital share transactions	(25,612,829)	(35,623,415)

NET ASSETS
Total increase in net assets	50,893,055	105,778,054
Beginning of year	604,830,084	499,052,030

End of year	$655,723,139	$604,830,084

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

16	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund

	Institutional

	Year Ended 09/30/25	Year Ended 09/30/24	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21

Net asset value, beginning of year	$21.40	$16.58	$15.04	$25.11	$19.86

Net investment income(a)	0.01	0.04	0.04	0.04	0.01
Net realized and unrealized gain (loss)	2.88	4.83	1.57	(6.20)	6.54

Net increase (decrease) from investment operations	2.89	4.87	1.61	(6.16)	6.55

Distributions(b)
From net investment income	(0.05)	(0.05)	(0.07)	—	(0.01)
From net realized gain	—	—	—	(3.91)	(1.29)

Total distributions	(0.05)	(0.05)	(0.07)	(3.91)	(1.30)

Net asset value, end of year	$24.24	$21.40	$16.58	$15.04	$25.11

Total Return(c)
Based on net asset value	13.54%	29.42%	10.72%	(29.20)%	33.89%

Ratios to Average Net Assets(d)
Total expenses	0.77%	0.79%	0.82%	0.71%	0.68%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	0.06%	0.23%	0.23%	0.22%	0.04%

Supplemental Data
Net assets, end of year (000)	$409,076	$381,437	$304,607	$300,391	$743,578

Portfolio turnover rate	144%	148%	133%	102%	125%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	17

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A

	Year Ended 09/30/25	Year Ended 09/30/24		Year Ended 09/30/23		Year Ended 09/30/22	Year Ended 09/30/21

Net asset value, beginning of year	$13.45	$10.43		$9.50		$17.27	$14.01

Net investment income (loss)(a)	(0.03)	(0.00	)(b)	(0.00	)(b)	0.00 (c)	(0.04)
Net realized and unrealized gain (loss)	1.80	3.04		0.98		(3.90)	4.57

Net increase (decrease) from investment operations	1.77	3.04		0.98		(3.90)	4.53

Distributions(d)
From net investment income	(0.02)	(0.02)		(0.05)		—	—
From net realized gain	—	—		—		(3.87)	(1.27)

Total distributions	(0.02)	(0.02)		(0.05)		(3.87)	(1.27)

Net asset value, end of year	$15.20	$13.45		$10.43		$9.50	$17.27

Total Return(e)
Based on net asset value	13.21%	29.20%		10.32%		(29.32)%	33.54%

Ratios to Average Net Assets(f)
Total expenses	1.02%	1.04%		1.06%		0.97%	0.96%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%		0.75%		0.75%	0.75%

Net investment income (loss)	(0.19)%	(0.01)%		(0.02)%		0.01%	(0.21)%

Supplemental Data
Net assets, end of year (000)	$175,389	$165,783		$148,563		$149,192	$225,211

Portfolio turnover rate	144%	148%		133%		102%	125%

(a)	Based on average shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

18	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K

	Year Ended 09/30/25	Year Ended 09/30/24	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21

Net asset value, beginning of year	$21.40	$16.58	$15.05	$25.11	$19.86

Net investment income(a)	0.02	0.05	0.05	0.06	0.02
Net realized and unrealized gain (loss)	2.88	4.83	1.57	(6.20)	6.54

Net increase (decrease) from investment operations	2.90	4.88	1.62	(6.14)	6.56

Distributions(b)
From net investment income	(0.06)	(0.06)	(0.09)	—	(0.02)
From net realized gain	—	—	—	(3.92)	(1.29)

Total distributions	(0.06)	(0.06)	(0.09)	(3.92)	(1.31)

Net asset value, end of year	$24.24	$21.40	$16.58	$15.05	$25.11

Total Return(c)
Based on net asset value	13.59%	29.48%	10.72%	(29.12)%	33.94%

Ratios to Average Net Assets(d)
Total expenses	0.61%	0.64%	0.65%	0.57%	0.56%

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	0.11%	0.28%	0.28%	0.33%	0.08%

Supplemental Data
Net assets, end of year (000)	$62,921	$50,329	$38,981	$34,153	$36,442

Portfolio turnover rate	144%	148%	133%	102%	125%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class R

	Year Ended 09/30/25	Year Ended 09/30/24	Year Ended 09/30/23	Year Ended 09/30/22	Year Ended 09/30/21

Net asset value, beginning of year	$13.45	$10.44	$9.50	$17.26	$13.99

Net investment loss(a)	(0.06)	(0.03)	(0.03)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	1.80	3.04	0.99	(3.92)	4.57

Net increase (decrease) from investment operations	1.74	3.01	0.96	(3.95)	4.49

Distributions(b)
From net investment income	—	—	(0.02)	—	—
From net realized gain	—	—	—	(3.81)	(1.22)

Total distributions	—	—	(0.02)	(3.81)	(1.22)

Net asset value, end of year	$15.19	$13.45	$10.44	$9.50	$17.26

Total Return(c)
Based on net asset value	12.94%	28.83%	10.14%	(29.57)%	33.25%

Ratios to Average Net Assets(d)
Total expenses	1.34%	1.34%	1.35%	1.29%	1.26%

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00%	1.00%

Net investment loss	(0.44)%	(0.26)%	(0.27)%	(0.25)%	(0.45)%

Supplemental Data
Net assets, end of year (000)	$8,336	$7,281	$6,901	$6,797	$11,713

Portfolio turnover rate	144%	148%	133%	102%	125%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

20	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage Small Cap Growth Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A Shares are generally available through financial intermediaries. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

The Board of Trustees of the Trust (the “Board”) approved a change to the Fund’s 80% investment policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in small cap growth equity securities of U.S. issuers and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. This change became effective on January 28, 2025.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2025, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)

Cash: The Fund may maintain cash at its custodian which, at times may exceed United States federally insured limits. The Fund may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances. For financial reporting purposes, custodian credits, if any, are included in interest income in the Statement of Operations.

Segment Reporting: The Fund adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Fund’s adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations.

The Chief Financial Officer acts as the Fund’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to the Fund. The CODM has concluded that the Fund operates as a single operating segment since the Fund has a single investment strategy as disclosed in its prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Fund’s financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Fund’s Manager as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last trade or last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which occurs after the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.

22	2 0 2 5 B L A C K R O C K A N N U A L F I N A N C I A L S T A T E M E N T S A N D A D D I T I O N A L I N F O R M A T I O N

Notes to Financial Statements (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs:

(i) recent market transactions, including secondary market transactions, merger or acquisition activity and subsequent rounds of financing in the underlying investment or comparable issuers

(ii) recapitalizations and other transactions across the capital structure

(iii) market or relevant indices multiples of comparable issuers

(iv) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks

(v) quoted prices for similar investments or assets in active markets

(vi) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates

(vii) audited or unaudited financial statements, investor communications and Private Company financial or operational metrics

(viii) relevant market news and other public sources.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing a market approach to determine the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

Private Companies are not subject to public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Certain information made available by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges that the Fund has the ability to access for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and

•

Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)

interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

BofA Securities, Inc.	$988,772	$(988,772)	$—		$—
Citigroup Global Markets, Inc.	2,344,868	(2,344,868)	—		—
Goldman Sachs & Co. LLC	18,175,816	(18,175,816)	—		—
J.P. Morgan Securities LLC	9,308,573	(9,308,573)	—		—
Morgan Stanley	9,882,647	(9,882,647)	—		—
National Financial Services LLC	1,049,563	(1,049,563)	—		—
State Street Bank & Trust Co.	4,258,443	(4,258,443)	—		—

	$46,008,682	$(46,008,682)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

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Notes to Financial Statements (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Class R	0.25	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2025, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Class R	Total
Service and distribution — class specific	$399,035	$36,620	$435,655

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, majority-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2025, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Class R	Total
Administration — class specific	$75,047	$31,946	$10,541	$1,466	$119,000

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2025, the Fund paid $24,999 for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2025, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Class K	Class R	Total
Reimbursed amounts	$1,950	$13,830	$256	$202	$16,238

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Notes to Financial Statements (continued)

For the year ended September 30, 2025, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Class K	Class R	Total
Transfer agent — class specific	$604,065	$260,132	$508	$16,939	$881,644

Other Fees: For the year ended September 30, 2025, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares for a total of $8,749.

For the year ended September 30, 2025, affiliates received CDSCs in the amount of $465 for Investor A Shares.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2025, the amount waived was $4,494.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2026. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2025, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Class K	Class R
0.50%	0.75%	0.45%	1.00%

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2026, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2025, the Manager waived and/or reimbursed investment advisory fees of $831,098, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived by the Manager — class specific and transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2025, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Class K	Class R	Total
Administration fees waived by the Manager — class specific	$75,047	$31,946	$10,541	$1,466	$119,000
Transfer agent fees waived and/or reimbursed by the Manager — class specific	416,467	180,120	508	13,270	610,365

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional, managed by the Manager or its affiliates. However, BIM has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been reinvested may impose a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the money market fund will impose a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the amount of the fee is less than 0.01% of the value of the shares redeemed. The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds specified thresholds, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 84% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2025, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excluded collateral investment fees ), and this amount retained could never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2025, the Fund paid BIM $30,055 for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2025, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain
$ 22,321,084	$41,915,952	$2,958,578

7.	PURCHASES AND SALES

For the year ended September 30, 2025, purchases and sales of investments, excluding short-term securities, were $851,851,882 and $878,670,839, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Fund’s NAV.

The tax character of distributions paid was as follows:

	Year Ended 09/30/25	Year Ended 09/30/24

Ordinary income	$1,395,203	$1,278,583

As of September 30, 2025, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Advantage Small Cap Growth	$506,269	$(10,373,069)	$130,543,517	$120,676,717

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the characterization of corporate actions.

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Notes to Financial Statements (continued)

During the year ended September 30, 2025, the Fund utilized the following amount of its capital loss carryforward:

Advantage Small Cap Growth
Amount utilized	$ 38,776,973

As of September 30, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$572,945,062

Gross unrealized appreciation	$152,407,389
Gross unrealized depreciation	(21,865,153)

Net unrealized appreciation (depreciation)	$130,542,236

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.40 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2026 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2025, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to mandatory and discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

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Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/25		Year Ended 09/30/24
Share Class	Shares	Amount	Shares	Amount

Institutional
Shares sold	3,280,039	$69,571,040	4,096,566	$76,978,397
Shares issued in reinvestment of distributions	36,891	828,941	42,643	741,557
Shares redeemed	(4,265,020)	(90,823,237)	(4,688,237)	(89,415,569)

	(948,090)	$(20,423,256)	(549,028)	$(11,695,615)

Investor A
Shares sold and automatic conversion of shares	2,031,653	$27,604,036	1,931,309	$23,445,354
Shares issued in reinvestment of distributions	20,472	289,070	25,647	280,839
Shares redeemed	(2,844,689)	(38,346,499)	(3,864,424)	(45,866,954)

	(792,564)	$(10,453,393)	(1,907,468)	$(22,140,761)

Class K
Shares sold	943,380	$20,029,006	701,966	$13,161,286
Shares issued in reinvestment of distributions	6,136	137,817	7,173	124,658
Shares redeemed	(705,582)	(15,096,136)	(708,616)	(13,602,333)

	243,934	$5,070,687	523	$(316,389)

Class R
Shares sold	245,549	$3,345,872	120,829	$1,446,377
Shares redeemed	(238,285)	(3,152,739)	(240,240)	(2,917,027)

	7,264	$193,133	(119,411)	$(1,470,650)

	(1,489,456)	$(25,612,829)	(2,575,384)	$(35,623,415)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Growth Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Small Cap Growth Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of September 30, 2025, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

November 21, 2025

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2025:

Fund Name	Qualified Dividend Income

BlackRock Advantage Small Cap Growth Fund	$2,352,659

The Fund hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended September 30, 2025:

Fund Name	Federal Obligation Interest

BlackRock Advantage Small Cap Growth Fund	$21,862

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2025 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Advantage Small Cap Growth Fund	100.00%

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended September 30, 2025:

Fund Name	Interest Dividends

BlackRock Advantage Small Cap Growth Fund	$44,068

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended September 30, 2025:

Fund Name	Interest-Related Dividends

BlackRock Advantage Small Cap Growth Fund	$44,068

I M P O R T A N T T A X I N F O R M A T I O N	31

Additional Information

Changes in and Disagreements with Accountants

Not applicable.

Proxy Results

Not applicable.

Remuneration Paid to Trustees, Officers, and Others

Compensation to the independent directors/trustees of the Trust is paid by the Trust, on behalf of the Fund.

General Information

Quarterly performance, shareholder reports, semi-annual and annual financial statements, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

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Additional Information  (continued)

Fund and Service Providers

Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02110

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Custodian	Legal Counsel
The Bank of New York Mellon	Ropes & Gray LLP
New York, NY 10286	Boston, MA 02199

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	33

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 22, 2025 (the “April Meeting”) and May 20-21, 2025 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Advantage Small Cap Growth Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board Members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the April Meeting to consider specific information regarding the renewal of the Agreement. In considering the renewal of the Agreement, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting, and such responses were reviewed by the Board Members.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.

B. The Investment Performance of the Fund

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the April meeting. In preparation for the April Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

The Board noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the second, second and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement (continued)

assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board additionally noted that the breakpoints can, conversely, adjust the advisory fee rate upward as the size of the Fund decreases below certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit the Fund in a variety of ways as the assets of the Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, unitary fee structure , fee waivers, and/or expense caps, as applicable. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the mutual fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, in a continuation of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Glossary of Terms Used in these Financial Statements

Portfolio Abbreviation

CVR	Contingent Value Rights

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H E S E F I N A N C I A L S T A T E M E N T S	37

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – See Item 7

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – See Item 7

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – See Item 7

Item 11 –	Statement Regarding Basis for Approval of Investment Advisory Contract – See Item 7

Item 12 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached.

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 21, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: November 21, 2025